Exhibit 99.1

Investors contact: Steve Pasko Market Street Partners (415) 445-3238 ir@merunetworks.com

Meru Networks Reports Record Second Quarter 2013 Financial Results

•	Record revenue for a Q2 quarter of $26.5 million

•	Record non-GAAP gross margins of 65.4%.

•	non-GAAP net loss reduced by over 70% year-over-year

SUNNYVALE, Calif., July 30, 2013—Meru Networks, Inc., (NASDAQ:MERU), a leader in Wi-Fi networking, today announced its financial results for the quarter ended June 30, 2013.

Second Quarter 2013 Financial Results

Total revenues for the second quarter of 2013 were $26.5 million, up 8% from $24.5 million in the second quarter of 2012. Product revenues for the second quarter of 2013 were $21.7 million, up 7% from the $20.3 million reported in the second quarter of 2012.

Net loss as reported in accordance with GAAP was $3.1 million for the second quarter of 2013, or a net loss of $0.14 per basic and diluted share, compared to a net loss of $6.5 million, or a net loss of $0.36 per basic and diluted share, for the same period of 2012.

Meru reported a second quarter 2013 non-GAAP net loss of $1.2 million, or $0.05 loss per basic and diluted share, compared to a non-GAAP net loss of $4.6 million, or $0.26 loss per basic and diluted share, for the same period of 2012. Non-GAAP results for the second quarter of 2013 exclude the impact of stock-based compensation expense of $1.8 million, amortization of acquisition-related intangibles and amortization of the fair value of a common stock warrant issued in connection with debt financing totaling $0.1 million. Non-GAAP results for the second quarter of 2012 exclude the impact of stock-based compensation expense of $1.8 million and amortization of acquisition-related intangibles of $0.1 million. Please refer to the reconciliation of Meru’s GAAP to non-GAAP results provided at the end of this release.

“We are very pleased to announce another successful quarter for our growing company,” said Dr. Bami Bastani, president and CEO, Meru Networks. “Our 2013 second quarter was a record Q2 for revenues for Meru, driven by continued focus on our three target vertical markets, education, healthcare and hospitality.”

“The gross margin expansion in Q2 continues to demonstrate the success of our strategy and the leverage inherent in our business model,” said Brian McDonald, CFO, Meru Networks. “In addition, we continue to execute our strategy of successful cost containment which resulted in lower than expected operating expenses, helped deliver earnings per share at the high-end of our guidance and drove a higher than expected quarter ending cash balance.”

Customer Highlights in the 2013 Second Quarter

•	Continued expansion in three of the 10 largest US school districts.

•	New and expanded deployments at leading universities in Benelux, China, Japan, South Africa, and the U.S.

•	Healthcare wins in large hospitals in Japan and Europe.

•	New deployment across one of the world’s leading luxury cruise lines and expanded deployment at another.

•	Partner-led transportation industry wins in Asian air travel and U.S. ground travel.

Conference Call Information

Meru will host a conference call for analysts and investors to discuss its second quarter 2013 results today, July 30, at 2:00 p.m. Pacific Time (5:00 p.m. Eastern Time). To join the live call, individuals may do so by dialing (877) 852-2926 for domestic callers and (253) 237-1123 for international callers. The conference ID for the call is 15703565.

The live and archived webcast of the second quarter 2013 financial results conference call will also be available at the investor relations section of Meru’s website at http://investors.merunetworks.com.

About Meru Networks

Meru Networks (NASDAQ: MERU) is a market leader in the development of mobile access and virtualized Wi-Fi solutions. Meru’s MobileFLEX wireless architecture addresses the ever-growing need for higher bandwidth and higher client densities. The Meru Identity Manager solution greatly simplifies secure device onboarding and the company’s unique Context-aware Application Layers (CALs) enable dedicated channel assignments for specific applications, devices and usage scenarios. Meru customers include Fortune 500 businesses as well as leaders in education, healthcare and hospitality. Founded in 2002, Meru is headquartered in Sunnyvale, Calif., with operations in North America, Europe, the Middle East, Asia Pacific and Japan. Visit www.merunetworks.com or call (408) 215-5300 for more information.

© 2013 Meru Networks. Meru and Meru Networks are registered trademarks and the Meru logo is a trademark of Meru Networks, Inc. in the United States. All other trademarks mentioned in this document are the property of their respective owners.

Cautionary Statement Regarding Forward Looking Statements

All statements other than statements of historical facts are statements that can be deemed forward-looking statements, including any statements of expectations or beliefs. These forward-looking statements are subject to material risks and uncertainties that could cause actual results to differ materially from those in the forward looking statements. The risks and uncertainties that could cause our results to differ materially from those expressed or implied by such forward-looking statements include, among others: business and economic conditions and growth trends in the networking industry, our vertical markets and various geographic regions; competition in the industry; changes in overall information technology spending; and those risks and uncertainties described in documents filed with or furnished to the Securities and Exchange Commission (“SEC”) by Meru, including under the caption “Risk Factors” in Meru’s Quarterly Report on Form 10-Q filed with the SEC on May 14, 2013, and any subsequent reports filed with the SEC. All forward-looking statements in this press release are based on information available to Meru as of the date hereof, and Meru assumes no obligation to update these forward-looking statements, except as required by law.

Non-GAAP Financial Measures

In addition to reporting financial results in accordance with generally accepted accounting principles, or GAAP, the Company believes it is appropriate to report certain non-GAAP financial measures.

The Company’s non-GAAP financial measures include the adjustments as follows:

•

Stock-Based Compensation. When evaluating the performance of its consolidated results, Meru does not consider stock-based compensation charges. Likewise, the Meru management team excludes stock-based compensation expense from its operating plans. In contrast, the Meru management team is held accountable for cash-based compensation and such amounts are included in its operating plans. Further, when considering the impact of equity award grants, Meru places a greater emphasis on overall stockholder dilution rather than the accounting charges associated with such grants. Meru believes it is useful to provide a non-GAAP financial measure that excludes stock-based compensation in order to better understand the long-term performance of its business.

•

Amortization of intangible assets. The company excludes amortization of acquired intangible assets because it is non-cash in nature and because the company believes that the non-GAAP financial measures excluding this item provide meaningful supplemental information regarding operational performance and liquidity. In addition, excluding this item from various non-GAAP measures facilitates internal comparisons to historical operating results and comparisons to competitors’ operating results.

•

Other Items. The company excludes items such as litigation reserves expense, transition costs related to the previous chief executive officer and the amortization of a common stock warrant issued in connection with debt financing when evaluating the performance of its consolidated results. The company believes these costs are unusual in nature and the company does not expect them to recur in the ordinary course of its business. The company further believes these costs are unrelated to the ongoing operation of the business in the ordinary course.

The Company’s non-GAAP financial measures include the followings:

•

Non-GAAP net loss—Non-GAAP net loss is net loss as reported on the Company’s condensed consolidated statements of operations, excluding the impact of stock-based compensation expense, litigation reserves expense, amortization of intangible assets related to the company’s acquisition of Identity Networks, transition costs related to the previous chief executive officer and amortization of the fair value of a common stock warrant issued in connection with debt financing.

•

Non-GAAP net loss per share of common stock, basic and diluted—Non-GAAP net loss per share of common stock, basic and diluted is net loss per share of common stock, basic, as reported on the Company’s condensed consolidated statements of operations excluding the impact of stock-based compensation expense, litigation reserves expense, amortization of intangible assets related to the company’s acquisition of Identity Networks, transition costs related to the previous chief executive officer and amortization of the fair value of a common stock warrant issued in connection with debt financing.

•

Non-GAAP Gross margin—Non-GAAP Gross margin is gross margin as reported on the Company’s condensed consolidated statements of operations excluding the impact of stock-based compensation expense and amortization of intangible assets related to the company’s acquisition of Identity Networks.

•

Non-GAAP loss from operations—Non-GAAP loss from operations is loss from operations as reported on the Company’s condensed consolidated statements of operations, excluding impact of stock-based compensation expense, litigation reserves expense, amortization of intangible assets related to the company’s acquisition of Identity Networks and transition costs related to the previous chief executive officer.

Meru believes that its non-GAAP measures provide useful information to management and investors regarding financial and business trends relating to its financial condition and results of operations. Meru also believes the non-GAAP measures provide useful supplemental information for investors to evaluate its operating results in the same manner as the research analysts that follow Meru, all of whom will present non-GAAP projections in their published reports. As such, the non-GAAP measures provided by Meru facilitate a more direct comparison of its performance with the financial projections published by the analysts as well as its competitors, many of whom report financial results on a non-GAAP basis. The economic substance behind Meru’s decision to use such non-GAAP measures is that such measures approximate its controllable operating performance more closely than the most directly comparable GAAP financial measures. For example, Meru’s management has no control over certain variables that have a major influence in the determination of stock-based compensation such as the volatility of its stock price and changing interest rates. In addition, Meru’s management does not consider the amortization of intangible assets related to the company’s acquisition of Identity Networks relevant when comparing its performance to prior periods. Meru believes that all of these excluded expenses do not accurately reflect the underlying performance of its continuing operations for the period in which they are incurred, even though these excluded items may be incurred and reflected in Meru’s GAAP financial results.

The material limitation associated with the use of non-GAAP financial measures is that the non-GAAP measures may not reflect the full economic impact of Meru’s activities. Meru’s non-GAAP measures may be calculated differently than non-GAAP financial information disclosed by other companies. Accordingly, investors are cautioned not to place undue reliance on non-GAAP information.

MERU NETWORKS, INC.

Condensed Consolidated Balance Sheets

(Unaudited)

(In thousands)

	June 30, 2013	December 31, 2012
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$31,954	$22,855
Accounts receivable, net	14,102	15,040
Inventory	6,778	8,852
Deferred inventory costs, current portion	63	55
Prepaid expenses and other current assets	1,342	829

Total current assets	54,239	47,631
Property and equipment, net	2,232	2,473
Goodwill	1,658	1,658
Intangible assets, net	258	403
Other assets	1,963	2,024

TOTAL ASSETS	$60,350	$54,189

LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES:
Accounts payable	$3,601	$3,027
Accrued liabilities	11,083	13,053
Long-term debt, current portion	3,449	3,197
Deferred revenue, current portion	11,655	12,183

Total current liabilities	29,788	31,460
Long-term debt, net of current portion	4,718	6,499
Deferred revenue, net of current portion	5,860	6,107
Other liabilities	939	530

Total liabilities	41,305	44,596

STOCKHOLDERS’ EQUITY:
Preferred stock	—	—
Common stock	11	9
Additional paid-in capital	279,167	262,887
Accumulated other comprehensive loss	(478)	(298)
Accumulated deficit	(259,655)	(253,005)

Total stockholders’ equity	19,045	9,593

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$60,350	$54,189

MERU NETWORKS, INC.

Condensed Consolidated Statements of Operations

(Unaudited)

(In thousands, except for share and per share amounts)

	Three months ended		Six months ended
	June 30,		June 30,
	2013	2012	2013	2012
REVENUES:
Products	$21,686	$20,296	$42,276	$36,099
Support and services	4,730	4,161	8,833	7,719
Ratable products and services	35	42	77	92

Total revenues	26,451	24,499	51,186	43,910

COSTS OF REVENUES:
Products	7,367	7,146	14,684	12,600
Support and services	1,888	1,518	3,664	2,973
Ratable products and services	17	24	39	55

Total costs of revenues *	9,272	8,688	18,387	15,628

Gross margin	17,179	15,811	32,799	28,282

OPERATING EXPENSES:
Research and development *	3,974	3,668	7,662	7,539
Sales and marketing *	12,348	14,979	23,768	30,553
General and administrative *	3,293	3,200	6,578	8,233
Litigation reserve	—	—	—	2,350

Total operating expenses	19,615	21,847	38,008	48,675

Loss from operations	(2,436)	(6,036)	(5,209)	(20,393)
Interest expense, net *	(553)	(260)	(1,163)	(289)
Other income (expense), net	11	(14)	(51)	14

Loss before provision for income taxes	(2,978)	(6,310)	(6,423)	(20,668)
Provision for income taxes	89	162	227	291

Net loss	$(3,067)	$(6,472)	$(6,650)	$(20,959)

Net loss per share of common stock, basic and diluted	$(0.14)	$(0.36)	$(0.32)	$(1.18)

Shares used in computing net loss per share of common stock, basic and diluted	22,268,180	17,845,376	20,926,926	17,773,251

*Includes stock-based compensation expense as follows:
Costs of revenues	$54	$82	$99	$178
Research and development	212	254	370	609
Sales and marketing	582	683	1,119	1,538
General and administrative	906	770	1,620	1,696

	$1,754	$1,789	$3,208	$4,021

*Includes amortization of acquisition-related intangible assets as follows:
Costs of revenues	$53	$53	$105	$105
Sales and marketing	20	20	40	40

	$73	$73	$145	$145

*Includes chief executive officer transition costs as follows:
General and administrative	$—	$—	$—	$911

*Includes amortization of common stock warrant issued in connection with debt financing as follows:
Interest expense, net	$42	$16	$87	$16

MERU NETWORKS, INC.

GAAP to Non-GAAP Reconciliation

(Unaudited)

(In thousands, except share and per share amounts)

	Three months ended		Six months ended
	June 30,		June 30,
	2013	2012	2013	2012
GAAP net loss	$(3,067)	$(6,472)	$(6,650)	$(20,959)
Plus:
a) Stock-based compensation	1,754	1,789	3,208	4,021
b) Litigation reserve	—	—	—	2,350
c) Amortization of acquisition-related intangible assets	73	73	145	145
d) Chief executive officer transition costs	—	—	—	911
e) Amortization of common stock warrant issued in connection with debt financing	42	16	87	16

Non-GAAP net loss	$(1,198)	$(4,594)	$(3,210)	$(13,516)

GAAP net loss per share of common stock, basic	(0.14)	(0.36)	$(0.32)	$(1.18)
Plus:
a) Stock-based compensation	0.08	0.10	0.15	0.23
b) Litigation reserve	—	—	—	0.13
c) Amortization of acquisition-related intangible assets	0.01	—	0.01	0.01
d) Chief executive officer transition costs	—	—	—	0.05
e) Amortization of common stock warrant issued in connection with debt financing	—	—	0.01	—

Non-GAAP net loss per share of common stock, basic and diluted	$(0.05)	$(0.26)	$(0.15)	$(0.76)

Shares used in computing basic and diluted non-GAAP net loss per share of common stock	22,268,180	17,845,376	20,926,926	17,773,251

GAAP Gross margin	$17,179	$15,811	$32,799	$28,282

Plus:
Stock-based compensation	54	82	99	178
Amortization of acquisition-related intangible assets	53	53	105	105

Non-GAAP Gross margin	$17,286	$15,946	$33,003	$28,565

GAAP loss from operations	$(2,436)	$(6,036)	$(5,209)	$(20,393)

Plus stock-based compensation:
Costs of revenues	$54	$82	$99	$178
Research and development	212	254	370	609
Sales and marketing	582	683	1,119	1,538
General and administrative	906	770	1,620	1,696

	1,754	1,789	3,208	4,021

Litigation reserve	—	—	—	2,350
Amortization of acquisition-related intangible assets	73	73	145	145
Chief executive officer transition costs	—	—	—	911

Non-GAAP loss from operations	$(609)	$(4,174)	$(1,856)	$(12,966)

MERU NETWORKS, INC.

Condensed Consolidated Statements of Cash Flows

(Unaudited)

(In thousands)

	Six months ended
	June 30,
	2013	2012
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(6,650)	$(20,959)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	762	585
Stock-based compensation	3,208	4,021
Accrued interest on long-term debt	493	165
Amortization of issuance costs	123	22
Bad debt expense	29	49
Changes in operating assets and liabilities:
Accounts receivable, net	909	717
Inventory	2,074	(1,081)
Prepaid expenses and other assets	(517)	(461)
Accounts payable	574	(1,465)
Accrued liabilities	(2,004)	(1,370)
Deferred revenue	(775)	(619)

Net cash used in operating activities	(1,774)	(20,396)

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of property and equipment	(442)	(1,110)
Proceeds from maturities of short-term investments	—	5,000

Net cash provided by (used in) investing activities	(442)	3,890

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from the issuance of common stock, net of offering costs	12,565	—
Proceeds from long-term debt, net of issuance costs	—	11,489
Proceeds from exercise of stock options	237	5
Proceeds from employee stock purchase plan	358	279
Taxes paid related to net share settlement of equity awards	(86)	(71)
Repayment of long-term debt	(1,652)	—

Net cash provided by financing activities	11,422	11,702

Effect of exchange rate changes on cash and cash equivalents	(107)	(25)

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	9,099	(4,829)
CASH AND CASH EQUIVALENTS — Beginning of period	22,855	35,259

CASH AND CASH EQUIVALENTS — End of period	$31,954	$30,430